                                  1997 TOP PRODUCERS

                   AGENT                                   AMOUNT
                   -----                                   ------
                 Ken Davey                                305,317
               Paul Smith                                 269,756
              John Winkler                                261,521
              Mike Fellenz                                245,683
              Dwight Smith                                230,283
              Karen Hollis                                222,100
               Jon Castle                                 221,115
              Laura Matter                                220,593
              Paul Carmichael                             220,103
               Bob Hooker                                 218,945
              Mark Dierlam                                218,899
             Matt Sebenoler                               215,888
               Stan Obrey                                 207,381
              Eric Wheaton                                205,067
             Monte Ferguson                               195,618
                Rick Amelon                               193,856
            Wayne Holdsworth                              191,526
              Joe Bertagnolli                             190,071
              Jim Agostini                                189,886
             Paul Soderlund                               189,722

                                  1996 TOP PRODUCERS

                   AGENT                                   AMOUNT
                   -----                                   ------
           John Sciancalepore                             322,172
               Paul Smith                                 286,996
                Jeff Miller                               276,537
              Mike Fellenz                                254,061
              Jim Agostini                                251,167
              John Winkler                                243,222
              Dwight Smith                                241,227
                 Ken Davey                                235,921
             Matt Sebenoler                               232,344
               Homer Worrell                              231,552
              Hugh Blomeke                                228,953
              Paul Carmichael                             223,390
               Barry Bridger                              219,539
                Ralph Kelly                               207,428
                Al Lucas                                  206,750
               Wanda Bell                                 201,668
            Wayne Holdsworth                              200,906
              Joe Bertagnolli                             199,741
                Clint Booth                               193,719
               Sue Hickey                                 187,677

                                  1995 TOP PRODUCERS

                   AGENT                                   AMOUNT
                   -----                                   ------
                 Ken Davey                                371,166
               Wanda Bell                                 357,379
                Will Morris                               340,934
              Mike Fellenz                                292,597
                Jeff Miller                               277,466
              Karen Hollis                                271,934
              John Winkler                                261,993
               Paul Smith                                 261,192
           John Sciancalepore                             258,919
                Keith Beaty                               233,235
              Lindsay Blanton                             226,047
              Dwight Smith                                225,517
              Mark Dierlam                                223,067
               Mark Cincotta                              219,709
              Randy Golden                                213,416
                Al Lucas                                  205,689
              Hugh Blomeke                                204,911
                Ralph Kelly                               204,206
               Frank Ordonio                              195,060

                                  1994 TOP PRODUCERS

                   AGENT                                   AMOUNT
                   -----                                   ------
                Jeff Miller                               315,203
                 Ken Davey                                303,081
                Will Morris                               299,119
              Mike Fellenz                                287,863
               Paul Smith                                 273,446
               Karen Johnson                              254,840
                Jeff Geraci                               252,555
              Bernie David                                245,416
                 Jim Provo                                243,105
                Al Lucas                                  243,054
              John Winkler                                237,781
              Gary Collins                                237,440
               Homer Worrell                              236,414
                Ed Clark                                  229,717
              Harlan Humphrey                             225,043
              Dwight Smith                                223,971
              Mark Dierlam                                221,669
               Barry Bridger                              221,244
                Clint Booth                               218,544
               Bob Jeffus                                 216,213

                                  1993 TOP PRODUCERS

                   AGENT                                   AMOUNT
                   -----                                   ------
                Jeff Geraci                               288,575
              Mike Fellenz                                254,786
              John Winkler                                241,658
              Mark Dierlam                                237,865
                Mike Conway                               237,792
               Karen Johnson                              233,749
               Ron Hagler                                 230,754
               Barry Bridger                              224,572
                Al Lucas                                  223,325
                 Ted Smith                                221,524
                 Rick Rein                                218,715
                Will Morris                               209,878
                Brad Berger                               208,541
               Dave Washnock                              207,155
                Ed Clark                                  198,496
             Steve Cardenas                               196,887
               John Leder                                 194,106
              Dave Surgent                                192,283
               John Drake                                 188,967
              Burt Walrath                                187,806
               Frank Ordonio                              184,220